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                                                               Exhibit (10)-(61)
                               NINTH AMENDMENT TO
                          PBGC-LTV SETTLEMENT AGREEMENT


         This Ninth Amendment to the PBGC-LTV Settlement Agreement (this "Amendment") is made as of December 20 1996, by and among PBGC, LTV and each other member of the LTV Controlled Group (as defined in the Settlement Agreement), including, without limitation, LTV Steel Company, Inc., a corporation organized under the laws of New Jersey ("LTV Steel"). Capitalized terms used without definition herein shall have the same meanings as set forth in the Settlement Agreement.

                                    RECITALS

         WHEREAS, on June 28, 1993, the PBGC, LTV, and each other member of the Initial LTV Group entered into the Settlement Agreement as amended to the date hereof (the "Settlement Agreement");

         WHEREAS, Section 3.3 of the Settlement Agreement provides that all costs or expenses of the Restored Plans shall be borne by LTV Steel and shall not be paid from the assets of the Restored Plans;

         WHEREAS, LTV has determined and communicated to PBGC that it wishes to amend the Settlement Agreement to pay certain fees from the assets of the Restored Plans under certain defined circumstances;

         WHEREAS, the Settlement Agreement authorizes the amendment of that Agreement pursuant to an agreement entered into by the PBGC and LTV evidenced by a written instrument signed by their authorized representatives; and

         WHEREAS, subject to the terms and conditions contained herein, the PBGC consents and is willing to agree to such amendments to the Settlement Agreement as provided below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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SECTION 1.   AMENDMENT OF SETTLEMENT AGREEMENT

         Section 3.3 is amended in its entirety to read as follows:

                  "Section 3.3. ADMINISTRATIVE DUTIES. (a) Unless the Pension Committee established pursuant to Section 8.3(a) directs otherwise and subject to supervision by the Pension Committee, LTV Steel shall perform all day-to-day administrative duties with respect to the Restored Plans. Except as set forth in paragraph (b) of this Section 3.3, no disbursements shall be made from the Restored Plans except benefit payments to participants and beneficiaries of the Restored Plans; all other costs or expenses of the Restored Plans shall be borne by LTV Steel.
                  (b) Fees charged by investment managers and trustees for investment and custodial services rendered to the Restored Plans may be paid from the assets of the Restored Plans, provided that after payment of such fees the cumulative rate of return on Restored Plan assets shall not be less than eight and one-half percent (8.5%). For purposes of this paragraph, the cumulative rate of return shall be calculated from the Effective Date to the end of the calendar month in which any such fee payment is made, by using the actual aggregate investment return of the assets of the Restored Plans as of each calendar month end, expressed as an annual rate.
                  (c) In any case in which the assets of the Restored Plans are pooled for investment or custodial purposes with the assets of any other pension plan, the Restored Plans shall be charged with no more than their pro-rata share of such fees."


SECTION 2.   EFFECTIVENESS AND MISCELLANEOUS PROVISIONS

         A. EFFECTIVENESS. This amendment shall become effective as of January 1, 1997 (the "Ninth Amendment Effective Date") when it, or a counterpart thereof, is executed by a duly authorized officer of each of the PBGC and LTV and LTV Steel.

         B. REFERENCE TO AND EFFECT ON THE SETTLEMENT AGREEMENT.
         (i) On and after the Ninth Amendment Effective Date, each reference in the Settlement Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Settlement Agreement shall mean and be a reference to the Settlement Agreement as amended by this Amendment.
         (ii) Except as specifically amended by this Amendment, the Settlement Agreement shall remain in full force and effect.

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         C. APPLICABLE LAW. This Amendment shall be interpreted in accordance with and governed by the law of the State of New York, except to the extent preempted by federal law.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties to this Amendment have caused this Ninth Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first written above.

                         PENSION BENEFIT GUARANTY
                            CORPORATION

                         By:
                            -----------------------------------------
                         Title:
                               --------------------------------------
                         Date:
                              ---------------------------------------

                         THE LTV CORPORATION, on behalf of itself and the other members of the LTV Controlled Group

                         By:
                             ----------------------------------------
                         Title:  Sr. Vice President and
                                      Chief Financial Officer

                         Date:  12/19/96

                         LTV STEEL COMPANY, INC.

                         By
                            -----------------------------------------
                         Title:  Sr. Vice President and
                                      Chief Financial Officer

                         Date:  12/19/96